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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) June 27, 2002

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of June 1, 2002, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2002-RS3)


                   Residential Asset Mortgage Products. Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                333-86786                 41-1955181
--------                                ---------                 ----------
(State or Other Jurisdiction of     (Commission File           (I.R.S. Employer
Incorporation)                           Number)             Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 7.     Financial Statements Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     10.1  Pooling  and  Servicing  Agreement,  dated as of June 1,  2002  among
Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and Bank One, National Association, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             RESIDENTIAL ASSET MORTGAGE
                             PRODUCTS, INC.


                             By:    /s/ Lisa Lundsten
                             Name:  Lisa Lundsten
                             Title: Vice President

Dated: July 15, 2002